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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                      February 23, 2000 (February 22, 2000)
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                        Princeton National Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               0-20050                                    36-3210283
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       (Commission File Number)               (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                         61356
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code      (815) 875-4444
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                                   Page 1 of 5
                      Exhibit Index is located on page 4.
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ITEM 5.  OTHER EVENTS

On February 22, 2000, Princeton National Bancorp, Inc. issued a press release relating to an insurance settlement received in its subsidiary bank's lawsuit against the bank's insurance carrier resulting from transactions occurring in 1995. For information regarding the insurance settlement, reference is made to the press release dated February 18, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits:

                  Exhibit 99       February 18, 2000 Press Release










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRINCETON NATIONAL BANCORP, INC.
                                                    (Registrant)


                                           By: /s/ Tony J. Sorcic
                                               ---------------------------------
                                                   Tony J. Sorcic, President and
                                                    Chief Executive Officer


Dated: February 22, 2000










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                                  EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIAL
NUMBER                           DESCRIPTION                       PAGE NUMBER
-------                          -----------                       -----------

  99                    February 18, 2000 Press Release                5





















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